Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
13-Jun-02

Collection Period                                            May 2, 2002               to                  June 1, 2002
Determination Date                                         June 10, 2002
Distribution Date                                          June 13, 2002

Available Amounts
            Scheduled Payments plus Payaheads, net of Excluded Amounts                           3,126,076.50
            Prepayment Amounts                                                                     570,668.39
            Recoveries                                                                             141,252.16
            Investment Earnings on Collection Account and Reserve Fund                               2,478.73
            Late Charges                                                                             3,269.74
            Servicer Advances                                                                            0.00
                                                                                               --------------
            Total Available Amounts                                                              3,843,745.52
            -----------------------                                                            ==============


Payments on Distribution Date
-----------------------------

     (A)**  Trustee Fees (only applicable pursuant to an Event of Default)                               0.00

      (A)   Unreimbursed Servicer Advances to the Servicer                                               0.00

      (B)   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                         0.00

      (C)   Interest due to Class A-1 Notes                                                              0.00

      (D)   Interest due to Class A-2 Notes                                                              0.00

      (E)   Interest due to Class A-3 Notes                                                          5,829.99

      (F)   Interest due to Class A-4 Notes                                                        146,800.09

      (G)   Interest due to Class B Notes                                                           13,495.76

      (H)   Interest due to Class C Notes                                                           11,983.78

      (I)   Interest due to Class D Notes                                                           22,175.27

      (J)   Class A-1 Principal Payment Amount                                                           0.00

      (K)   Class A-2 Principal Payment Amount                                                           0.00

      (L)   Class A-3 Principal Payment Amount                                                           0.00

      (M)   Class A-4 Principal Payment Amount                                                           0.00

      (N)   Class B Principal Payment Amount                                                             0.00

      (O)   Class C Principal Payment Amount                                                             0.00

      (P)   Class D Principal Payment Amount                                                             0.00

      (Q)   Additional Principal to Class A-2 Notes                                                      0.00

      (R)   Additional Principal to Class A-3 Notes                                              1,271,998.88

      (S)   Additional Principal to Class A-4 Notes                                              2,396,654.43

      (T)   Additional Principal to Class B Notes                                                        0.00

      (U)   Additional Principal to Class C Notes                                                        0.00

      (V)   Additional Principal to Class D Notes                                                        0.00

      (W)   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                             0.00

      (X)   Deposit to the Reserve Fund                                                            (25,192.68)

      (Y)   Excess to Certificateholder                                                                  0.00
                                                                                               --------------
            Total distributions to Noteholders and Certificateholders                            3,843,745.52
            ---------------------------------------------------------                          ==============


Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------

            Trustee fees due on Distribution Date                                                        0.00

Unreimbursed Servicer Advances
------------------------------

            Unreimbursed Servicer Advances                                                               0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

      (i)   Servicing Fee Percentage                                                                     0.40%
      (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                    39,644,057.10
      (iii) Servicing Fee (((i) /12 ) x  (ii))                                                           0.00
      (iv)  Servicing Fee accrued but not paid in prior periods                                          0.00
            Total Servicing Fee due and accrued ((iii) + (iv))                                           0.00
            Servicing Fee carried forward                                                                0.00

            Monthly Servicing Fee distributed                                                            0.00


Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                        -
                Class A-1 Interest Rate                                                               4.94795%
                Number of days in Accrual Period                                                           31
                Current Class A-1 interest due                                                           0.00
                Class A-1 interest accrued but not paid in prior periods                                 0.00
                Total Class A-1 interest due                                                             0.00
                Class A-1 interest carried forward                                                       0.00

                Class A-1 interest distribution                                                          0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                        -
                Class A-2 Interest Rate                                                                  5.26%
                Current Class A-2 interest due                                                           0.00
                Class A-2 interest accrued but not paid in prior periods                                 0.00
                Total Class A-2 interest due                                                             0.00
                Class A-2 interest carried forward                                                       0.00

                Class A-2 interest distribution                                                          0.00


Class A-3 Interest Schedule
---------------------------

                Opening Class A-3 principal balance                                              1,271,998.88
                Class A-3 Interest Rate                                                               5.50000%
                Current Class A-3 interest due                                                       5,829.99
                Class A-3 interest accrued but not paid in prior periods                                 0.00
                Total Class A-3 interest due                                                         5,829.99
                Class A-3 interest carried forward                                                       0.00

                Class A-3 interest distribution 5,829.99


Class A-4 Interest Schedule
---------------------------

                Opening Class A-4 principal balance                                             31,345,216.00
                Class A-4 Interest Rate                                                               5.62000%
                Current Class A-4 interest due                                                     146,800.09
                Class A-4 interest accrued but not paid in prior periods                                 0.00
                Total Class A-4 interest due                                                       146,800.09
                Class A-4 interest carried forward                                                       0.00

                Class A-4 interest distribution                                                    146,800.09


Class B Interest Schedule
-------------------------

            Opening Class B principal balance                                                    2,782,630.66
            Class B Interest Rate                                                                     5.82000%
            Current Class B interest due                                                            13,495.76
            Class B interest accrued but not paid in prior periods                                       0.00
            Total Class B interest due                                                              13,495.76
            Class B interest carried forward                                                               -

            Class B interest distribution                                                           13,495.76


Class C Interest Schedule
-------------------------

            Opening Class C principal balance                                                    2,226,089.76
            Class C Interest Rate                                                                     6.46000%
            Current Class C interest due                                                            11,983.78
            Class C interest accrued but not paid in prior periods                                       0.00
            Total Class C interest due                                                              11,983.78
            Class C interest carried forward                                                               -

            Class C interest distribution                                                           11,983.78


Class D Interest Schedule
-------------------------

            Opening Class D principal balance                                                    2,901,888.98
            Class D Interest Rate                                                                     9.17000%
            Current Class D interest due                                                            22,175.27
            Class D interest accrued but not paid in prior periods                                       0.00
            Total Class D interest due                                                              22,175.27
            Class D interest carried forward                                                             0.00

            Class D interest distribution                                                           22,175.27


Class A-1 Principal Schedule
----------------------------

            Class A-1 Maturity Date                                                              May 15, 2000
      (i)   Opening Class A-1 principal balance                                                            -
      (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance         40,527,824.28
      (iii) ADCB as of last day of the Collection Period                                        35,931,396.77
            Monthly Principal Amount ((ii) - (iii))                                              4,596,427.51
      (iv)  Class A-1 Principal Payment Amount                                                             -
            Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                 -
            Class A-1 Principal Payment Amount distribution                                                -
            Principal carryforward Class A-1                                                             0.00

            Class A-1 Principal Balance after current distribution                                       0.00


Class A Principal Payment Amount
--------------------------------

      (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount               32,617,214.88
      (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                   32,682,587.67
            Class A Principal Payment Amount                                                             0.00
            Funds available for distribution                                                             0.00


Class A-2 Principal Schedule
----------------------------

            Opening Class A-2 principal balance                                                            -
            Class A-2 Principal Payment Amount distribution                                              0.00

            Class A-2 principal balance after current distribution                                         -


Class A-3 Principal Schedule
----------------------------

            Opening Class A-3 principal balance                                                  1,271,998.88
            Class A-3 Principal Payment Amount distribution                                              0.00

            Class A-3 principal balance after current distribution                               1,271,998.88


Class A-4 Principal Schedule
----------------------------
            Opening Class A-4 principal balance                                                 31,345,216.00
            Class A-4 Principal Payment Amount distribution                                              0.00

            Class A-4 principal balance after current distribution                              31,345,216.00


Class B Principal Schedule
--------------------------

            Opening Class B principal balance                                                    2,782,630.66
            Class B Target Investor Principal Amount (3.7674% * ending ADCB)                     1,353,679.44
            Class B Floor                                                                        3,014,878.37
            Class B Principal Payment Amount due                                                         0.00
            Class B Principal Payment Amount distribution                                                0.00

            Class B principal balance after current distribution                                 2,782,630.66


Class C Principal Schedule
--------------------------

            Opening Class C principal balance                                                    2,226,089.76
            Class C Target Investor Principal Amount (3.0139% * ending ADCB)                     1,082,936.37
            Class C Floor                                                                        2,226,089.76
            Class C Principal Payment Amount due                                                         0.00
            Class C Principal Payment Amount distribution                                                0.00

            Class C principal balance after current distribution                                 2,226,089.76


Class D Principal Schedule
--------------------------

            Opening Class D principal balance                                                    2,901,888.98
            Class D Target Investor Principal Amount (1.5070% * ending ADCB)                       541,486.15
            Class D Floor                                                                        2,901,888.98
            Class D Principal Payment Amount due                                                         0.00
            Class D Principal Payment Amount distribution                                                0.00

            Class D principal balance after current distribution                                 2,901,888.98


Additional Principal Schedule
-----------------------------

            Floors applicable (Yes/No)                                                                    Yes
            Monthly Principal Amount                                                             4,596,427.51
            Sum of Principal Payments payable on all classes                                               -
            Additional Principal payable                                                         4,596,427.51
            Additional Principal available, if payable                                           3,668,653.31

            Class A-2 Additional Principal allocation                                                    0.00
            Class A-2 principal balance after current distribution                                       0.00

            Class A-3 Additional Principal allocation                                            1,271,998.88
            Class A-3 principal balance after current distribution                                       0.00

            Class A-4 Additional Principal allocation                                            2,396,654.43
            Class A-4 principal balance after current distribution                              28,948,561.57

            Class B Additional Principal allocation                                                      0.00
            Class B principal balance after current distribution                                 2,782,630.66

            Class C Additional Principal allocation                                                      0.00
            Class C principal balance after current distribution                                 2,226,089.76

            Class D Additional Principal allocation                                                      0.00
            Class D principal balance after current distribution                                 2,901,888.98


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

      (i)   Servicing Fee Percentage                                                                     0.40%

      (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                    39,530,350.82
      (iii) Servicing Fee due (((i) / 12) * (ii))                                                   13,176.78
      (iv)  Servicing Fee accrued but not paid in prior periods                                  1,727,020.45
            Total Servicing Fee due and accrued ((iii) + (iv))                                   1,740,197.23
            Servicing Fee carried forward                                                        1,740,197.23
            Monthly Servicing Fee distributed                                                            0.00


Reserve Fund Schedule
---------------------

            ADCB as of the end of the Collection Period                                         35,931,396.77
            Required Reserve Amount (ending ADCB * 0.70%)                                          251,519.78
            Prior month Reserve Fund balance                                                       276,712.46
            Deposit to Reserve Fund - excess funds                                                       0.00
            Interim Reserve Fund Balance                                                           276,712.46
            Current period draw on Reserve Fund for Reserve Interest Payments                            0.00
            Current period draw on Reserve Fund for Reserve Principal Payments                      25,192.68
            Excess to Certificateholder                                                                  0.00
            Ending Reserve Fund balance                                                            251,519.78

            Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period          0.70%


Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


            Class A-1
            ---------
            Class A-1 principal balance                                                                  0.00
            Initial Class A-1 principal balance                                                130,040,761.00

            Note factor                                                                           0.000000000

            Class A-2
            ---------
            Class A-2 principal balance                                                                  0.00
            Initial Class A-2 principal balance                                                 66,680,434.00

            Note factor                                                                           0.000000000


            Class A-3
            ---------
            Class A-3 principal balance                                                                  0.00
            Initial Class A-3 principal balance                                                135,293,633.00

            Note factor                                                                           0.000000000


            Class A-4
            ---------
            Class A-4 principal balance                                                         28,948,561.57
            Initial Class A-4 principal balance                                                 31,345,216.00

            Note factor                                                                           0.923540025


            Class B
            -------
            Class B principal balance                                                            2,782,630.66
            initial Class B principal balance                                                    9,663,831.00

            Note factor                                                                           0.287942811


            Class C
            -------
            Class C principal balance                                                            2,226,089.76
            Initial Class C principal balance                                                    7,731,065.00

            Note factor                                                                           0.287940893


            Class D
            -------
            Class D principal balance                                                            2,901,888.98
            Initial Class D principal balance                                                    3,865,532.00

            Note factor                                                                           0.750708824

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------

      (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date               40,527,824.28
      (ii)  Overcollateralization Balance as of the preceding Distribution Date                                    0.00
      (iii) Monthly Principal Amount                                                                       4,596,427.51
      (iv)  Available Amounts remaining after the payment of interest                                      3,643,460.63
      (v)   ADCB as of the end of the Collection Period                                                   35,931,396.77

            Cumulative Loss Amount                                                                           952,966.88


Class B Floor Calculation
-------------------------

            Class B Floor percentage                                                                               1.86%
            Initial ADCB                                                                                 386,553,237.98
            Cumulative Loss Amount for current period                                                        952,966.88
            Sum of Outstanding Principal Amount of Class C Notes, Class D, Class E Notes and
              Overcollateralization Balance                                                                5,127,978.74
            Class B Floor                                                                                  3,014,878.37


Class C Floor Calculation
-------------------------

            Class C Floor percentage                                                                               1.09%
            Initial ADCB                                                                                 386,553,237.98
            Cumulative Loss Amount for current period                                                        952,966.88
            Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance         2,901,888.98
            Class C Floor                                                                                  2,226,089.76


Class D Floor Calculation
-------------------------

            Class D Floor percentage                                                                               0.47%
            Initial ADCB                                                                                 386,553,237.98
            Cumulative Loss Amount for current period                                                        952,966.88
            Overcollateralization Balance                                                                          0.00
            Class D Floor                                                                                  2,901,888.98

Heller Financial, Inc. is the Servicer (Yes/No)                                                                     Yes

An Event of Default has occurred  (Yes/No)                                                                           No


10% Substitution Limit Calculation
----------------------------------

            ADCB as of the Cut-off Date:                                                                 386,553,237.98

            Cumulative DCB of Substitute Contracts replacing materially modified contracts                 5,700,693.36
            Percentage of Substitute Contracts replacing materially modified contracts                             1.47%

            Percentage of Substitute Contracts replacing modified contracts exceeds 10%(Yes/No)                      No


5% Skipped Payment Limit Calculation
------------------------------------

            The percent of contracts with Skipped Payment modifications                                           0.46%
            The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                         No
            Any Skipped Payments have been deferred later than January 1,2006                                        No



Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------

ADCB as of the first day of the Collection Period                                                         39,530,350.82
ADCB as of the last day of the Collection Period                                                          35,931,396.77

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                 79,516.69
Number of Contracts that became Defaulted Contracts during the period                                                 1
Defaulted Contracts as a percentage of ADCB (annualized)                                                           2.66%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                   567,861.26
Number of Prepaid Contracts as of the last day of the Collection Period                                              10

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                  0
Number of Substitute Contracts as of the last day of the Collection Period                                            0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                        0.00
Number of Warranty Contracts as of the last day of the Collection Period                                              0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period             141,252.16


Delinquencies and Losses                                     Dollars                              Percent
------------------------                                     -------                              -------

                Current                                     32,460,722.13                          90.34%
                31-60 days past due                          2,090,490.60                           5.82%
                61-90 days past due                            761,208.45                           2.12%
                Over 90 days past due                          618,975.59                           1.72%
                Total                                       35,931,396.77                         100.00%

                31+ days past due                            3,470,674.64                           9.66%


      (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                      14,189,713.33
      (ii)  Cumulative Recoveries realized on Defaulted Contracts                                          7,077,008.02
            Cumulative net losses to date  ((i) - (ii))                                                    7,112,705.31
            Cumulative net losses as a percentage of the initial ADCB                                              1.84%
